                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


                 Investment Company Act file number 811-05620

                       The Zweig Total Return Fund, Inc.
              (Exact name of registrant as specified in charter)

                           900 Third Ave, 31st Floor
                            New York, NY 10022-4728
              (Address of principal executive offices) (Zip code)

          Kevin J. Carr, Esq.
 Chief Legal Officer and Secretary for           John H. Beers, Esq.
              Registrant                     Vice President and Counsel
    Phoenix Life Insurance Company         Phoenix Life Insurance Company
           One American Row                       One American Row
        Hartford, CT 06103-2899                Hartford, CT 06103-2899
                    (Name and address of agent for service)


Registrant's telephone number, including area code: 800-272-2700


Date of fiscal year end: December 31


Date of reporting period: December 31, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

                                                               February 1, 2008

Dear Fellow ZTR Shareholder:

   The Zweig Total Return Fund's net asset value increased 2.56% for the quarter ended December 31, 2007, including $0.126 in reinvested distributions. During the same period, the Fund's Composite Index gained 0.20%, including reinvested dividends. The Fund's overall exposure to the bond and equity markets for the quarter was approximately 88%. As previously announced, the Fund's distribution for the quarter was $0.041, payable on January 10, 2008 to shareholders of record on December 31, 2007.

   For the year ended December 31, 2007, the Fund's net asset value increased 7.93%, including $0.503 in reinvested distributions. Year-to-date taxable distributions represent 28.1% from net investment income, 31.3% from ordinary gains, and 40.6% from return of capital. During the same period, the Fund's Composite Index gained 6.49%, including reinvested dividends. The Fund's overall exposure to the bond and equity markets for the year was approximately 92%.

          Sincerely,

          /s/ George R. Aylward
          George R. Aylward
          President, Chairman and
          Chief Executive Officer
          The Zweig Total Return
          Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The Fund's bond exposure on December 31, 2007 was 47%, with average duration (a measure of interest rate sensitivity) of 5.0 years. This compares with bond exposure of 48%, with average duration of 5.5 years, on September 30, 2007. If we were fully invested, 50% of our portfolio would be in bonds and 50% in stocks. Consequently, at 47%, we are at about 94% of a full position (47%/50%).

   The U.S. Treasury bond market marched in different directions during the first and second six months of 2007. The first half generally saw higher yields and poor bond market performance (bond prices move in an opposite direction from yields). Reversing course, the bond market staged a significant second-half rally generated by the housing implosion, the subprime mortgage meltdown and concerns about a possible recession.

   With the exception of inflation data, bond-friendly economic news helped Treasuries surge, with the benchmark 10-year Treasury note falling from a high of 5.30% in mid-June to finish the year at 4.02%. The bond market's volatile year reflected the weakness in jobs, retail sales, housing starts and other economically-sensitive data. On balance, yields on Treasury bonds seemed to be driven mostly by the softening economic outlook rather than by worries about inflation. By the year-end, the Fed had cut the federal funds rate to 4.25%. Anticipating further easing, Treasury bonds are reacting with lower rates.

   During 2007, we made several adjustments in our bond portfolio, moving at times from a high duration to a more neutral stance. Overall, our results were favorable. Considering only the bond performance of the Fund, we outperformed the Lipper Government Fund benchmark. Our current


 Managed Distribution Plan: The Fund has a policy to distribute 10% of its net asset value annually. Please see the inside back cover for more details.

bond model is slightly positive. However, given the recent volatility endured by bond investors, we remain cautious and flexible, as always.

   Our exposure to U.S. common stock was 40% on December 31, 2007 compared with 48% on September 30, 2007. At this level, we are at about 80% of a full position (40%/50%).

   Featuring wild swings in stock prices, the fourth quarter of 2007 was one for the financial history books. On November 16, 2007, the Dow Jones Industrial Average plummeted 237.44 points, taking it 10% below its October 9, 2007, record high close of 14,164.53, a traditional definition of a correction. It was a very short correction. Three days later, on November 28, the Dow soared
331.01 points, its biggest percentage gain in more than four years. That day also marked the fifth straight day of 100-point- plus moves, up or down, for the Dow.

   Earlier, three days of losses culminating on November 9 together represented the worst percentage decline in five years. After this whipsaw quarter, all the major indexes lost ground for the final three months of the year. The Dow was off 4.5%/1/, the S&P 500 Index was down 3.8%/1/ and the NASDAQ Composite Index fell 3.0%/1/. However, when the roller-coaster finally came to a halt on December 31, the Dow closed 6.4% higher for the year. The S&P 500 gained 3.5%/1/ and the NASDAQ climbed 9.8%/1/, its best annual showing since 2003.

   For the fifth consecutive year, the world stock markets outperformed the U.S. Excluding the U.S., the Dow Jones World Stock Index rose nearly 12%/1/ in 2007, with the gains mostly in the emerging and developing nations. China soared 97% and Brazil, India, Indonesia and Turkey all scored over 40%. In England, the FTSE increased only 3.8%/1/ while Japan's NIKKEI dropped 11%/1/.

   Most of the domestic market troubles centered around the widening housing slump and the slipover of its problematic subprime mortgage-backed securities into the broader financial markets, creating a credit crunch. That one-two punch had a huge impact. Its repercussions spread to the credit card companies, retailers and other sectors of the economy. It hit earnings hard and caused stocks to tumble.

   The housing situation remains a mess. Marking the eighth consecutive monthly decline, construction of new homes dropped 3.7% in November, to a seasonally adjusted annual rate of 1.19 million units the lowest since 1991, according to the Commerce Department. Indicating a further decline, new building permits fell 1.5% in November, down 25% from a year earlier.

   Because foreclosures are spreading in the housing market, large financial institutions have taken multi-billion dollar writedowns on their portfolios of subprime mortgages and their various derivatives. To balance their books, financial companies have cut back on their lending practices and received huge cash transfusions from foreign sources. The tightness in the credit markets is damaging the overall economy. At this writing, it is hard to see any light in the housing and credit tunnels.

   With the economy wielding down and inflation heating up, the Fed is between a rock and a hard place. If it continues to cut rates, it will only help the banks and the economy at the margin in the short term. If it cuts too much, it can weaken the dollar and exacerbate inflation.

   Citing the "deterioration in financial world markets," the Fed cut its benchmark short-term interest rate in December by 25 basis points to 4.25%. Since the credit crunch erupted in August, the Fed has reduced the federal funds rate by a full percentage point. Explaining its action, the Fed pointed to "the intensification of the housing correction and some softening in business and consumer spending." The Fed also noted that "elevated energy and commodity prices among other factors may put upward pressure on inflation." Stating that it would continue to monitor inflation developments carefully, the Fed promised that it "will act as needed to foster price stability and sustainable economic growth."

   Reflecting the weaker economy, the Institute for Supply Management reported that its index of manufacturing activity fell to 47.7 in December from 50.8 in November, its lowest reading since April 2003. A score below 50 indicates industrial contraction. Stoking the fear of inflation, consumer prices rose 0.8% in November, the biggest monthly gain in two years and 4.3% above a year ago. Producer prices jumped 3.2% in November, bringing the increase for the past 12 months to 7.7%. These parallel moves have given investors concern about stagflation, characterized by a slowing economy and rising inflation, bringing worries about a possible recession.

   A bright spot in the economy is the rise in U.S. exports. Helped by the weak dollar, exports in October rose for the eighth consecutive month to a record $141.7 billion, the Commerce Department reported. From August through October, U.S. exports spurted 9.6% while imports inched up only 1.1%. Meanwhile, the dollar ended the year 9.6% lower against the euro and 6.4% below the Japanese yen, according to the Fed. Calculated against a group of 20 currencies, the dollar lost 7.5% for the year.

   There are negatives as well as positive factors in the climbing exports. On the positive side, the export rise is keeping a lot of people at work in this country. At the same time, the soft dollar is responsible for raising prices of imported goods, fueling inflation. Overall, the increased exports are a plus for the economy but we don't believe it's healthy for the dollar to continue to decline.

   When credit markets tightened, mergers and acquisitions world-wide declined. Deals came to 10,027 in the fourth quarter against 11,082 in the third period, according to Thomson Financial. Despite the sharp fall-off from August through December, transactions in 2007 increased to $4.5 trillion, a jump of 24% from 2006. Total European volume of $1.8 trillion topped the U.S. for the first time and beat the record of $1.7 trillion set by the U.S. in 2000. Last year the M&A volume in the U.S. came to $1.6 trillion.

   We don't expect a quick pickup in mergers and acquisitions. While we will see some corporate takeovers of companies whose stock seems cheap, there will be far fewer leveraged buyouts because of the difficulty in obtaining debt financing. The credit crunch would have to ease a great deal before M&A activity flourishes again.

   With the emerging markets taking the lead, initial public offerings worldwide were slightly more active in the second half of 2007, accounting for 54% of the year's offerings, according to Dealogic. Last year saw 1,317 deals that raised $291.3 billion against 1,097 deals raising $241.6 billion in 2006. While we have been getting IPO's, it will become harder to underwrite them if the market declines. Nobody wants to buy IPO's in a really weak market.

   Reflecting the blowouts in the housing and financial markets, earnings of companies in the S&P 500 Index presented a mixed picture. Operating earnings for the entire index in the fourth quarter are expected to fall 7.7% from the 2006 period, according to S&P. Excluding the financial sector, earnings of companies in the index are expected to rise 11.6%. Following are the strongest areas and their estimated gains: telecommunications 33%, healthcare 24%, and information technology 23%.

   As far as dividends are concerned, S&P reported that companies in its 500-Index paid a total of $246.6 billion last year, up 11.5% from 2006. The per-share average reached a record $27.73 in 2007 and S&P forecast a further increase of 9.3% in 2008. Eleven companies initiated a dividend payment in 2007, bringing the dividend paying total to 389 companies, a seven-year high. Our guess is that dividend increases will slow down simply because earnings will not be there to support them.

   At the year-end, companies in the S&P 500 were trading at 19.0 times earnings, according to

Barron's. This compares with 17.9 times earnings on September 30, 2007, and
18.2 times earnings on December 31, 2006. When the bull market began in October 2002, the P/E ratio was 27. Since World War II, the average P/E ratio is 16.1. P/E ratios are higher because company earnings fell more than the prices of their shares. While the year-end valuations may not be expensive, we don't see many bargains out there at these levels.

   Surprisingly, with all the market turmoil and talk of a possible recession, advisors' sentiment remains bullish by a wide margin. As of December 31, 2007, the Investor Intelligence survey of market advisors found 55% bullish and only 23% bearish. This compares with a reading of 56% bulls and 27% bears at the end of the third quarter and 56% bulls and 20% bears at the close of 2006.

   This excessive optimism by advisors certainly was not helpful for the market. More realistic views were expressed by members of the American Association of Individual Investors, who at the year-end stood at 25.7%, bulls 55.2% bears and 19.7% neutral. Since these readings, pessimism has definitely gone up.

          Sincerely,

          /s/Martin E. Zweig, Ph.D.


          Martin E. Zweig, Ph.D.
          President
          Zweig Consulting LLC


                             PORTFOLIO COMPOSITION

   All of our bonds are U.S. Government and Agency obligations. These bonds are highly liquid and provide the flexibility to respond quickly to changing conditions.

   As of December 31, 2007, the Fund's leading equity sectors included information technology, energy, industrials, consumer staples, and financials. With the exception of financials, which replaced materials, all of the above were in our previous listing. During the quarter we trimmed our positions in information technology and consumer discretionary.

   The Fund's top individual equity positions on December 31, 2007, included Allstate, Altria Group, AT&T, ConocoPhillips, Freeport McMoRan, McDonalds, Merck, Occidental Petroleum,
PepsiCo, and Verizon. New to this listing are Allstate, where we added to our position; AT&T, where there was no change in shares held, and Occidental Petroleum, where we reduced our holdings.

   No longer in our top positions are Dow Chemical and Foster Wheeler, where we trimmed our holdings, and PowerShares QQQ, which we eliminated.

          Sincerely,



             [SIGNATURE]

          /s/ Carlton Neel
          Carlton Neel
          Executive Vice President
          Phoenix/Zweig Advisers LLC

/1/ Return excludes reinvested dividends

The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For definitions of indexes cited and certain investment terms used in this report see the glossary on page 5.
As interest rates rise, bond prices fall. As such, this Fund's share value may decline substantially and it is possible to lose a significant portion of your principal when interest rates rise.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Benchmark Index for The Zweig Total Return Fund: A composite index consisting of 62.5% Lehman Brothers Government Bond Index and 37.5% S&P 500(R) Index.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Initial public offering (IPO): A company's first sale of stock to the public.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Yield curve: A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.
                                    [CHART]

Sector Weightings    12/31/07
(as a percentage of total investments)

U.S. Government Securities                   40%
Domestic Common Stocks                       37%
Agency Non-Mortgage Backed Securities         4%
Foreign Common Stocks                         1%
Exchange Traded Funds                         1%
Other (includes short-term investments)      17%




               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                               December 31, 2007

                                                               Par
                                                             (000's)    Value
                                                             ------- ------------
   INVESTMENTS
   U.S. GOVERNMENT SECURITIES                       42.51%
   U.S. TREASURY BONDS -- 23.64%
      U.S. Treasury Bond 9.25%, 2/15/16..................    $20,000 $ 27,304,680
      U.S. Treasury Bond 7.50%, 11/15/16/(d)/............     20,000   25,104,680
      U.S. Treasury Bond 8.75%, 5/15/17/(d)/.............     22,000   29,930,318
      U.S. Treasury Bond 8.875%, 2/15/19.................     15,000   21,094,920
      U.S. Treasury Bond 6.125%, 11/15/27/(d)/...........     17,500   21,192,780
      U.S. Treasury Bond 4.50%, 2/15/36/(d)/.............     10,000   10,050,780
                                                                     ------------
                                                                      134,678,158
                                                                     ------------
   U.S. TREASURY NOTES -- 18.87%
      U.S. Treasury Inflation Indexed Note 1.625%,
        1/15/15/(d)(h)/..................................     27,000   29,659,474
      U.S. Treasury Note 4%, 11/15/12/(d)(e)/............     18,500   18,998,631
      U.S. Treasury Note 3%, 2/15/08.....................     38,000   37,985,142
      U.S. Treasury Note 4.50%, 2/15/16/(d)/.............     20,000   20,817,180
                                                                     ------------
                                                                      107,460,427
                                                                     ------------
          Total U.S. Government Securities (Identified
            Cost $234,718,190).......................                 242,138,585
                                                                     ------------
   AGENCY NON-MORTGAGE-BACKED SECURITIES             4.64%
      FNMA 3.15%, 5/28/08................................     26,570   26,418,338
                                                                     ------------
          Total Agency Non-Mortgage-Backed
            Securities (Identified Cost $26,581,157).                  26,418,338
                                                                     ------------

                                                        Number of
                                                         Shares      Value
                                                        --------- -----------
   DOMESTIC COMMON STOCKS                        39.21%
   CONSUMER DISCRETIONARY -- 1.93%
      McDonald's Corp...............................      97,000  $ 5,714,270
      NIKE, Inc. Class B............................      82,000    5,267,680
                                                                  -----------
                                                                   10,981,950
                                                                  -----------
   CONSUMER STAPLES -- 4.07%
      Altria Group, Inc.............................      94,000    7,104,520
      Bunge Ltd.....................................      40,000    4,656,400
      Costco Wholesale Corp.........................      71,000    4,952,960
      PepsiCo, Inc..................................      85,000    6,451,500
                                                                  -----------
                                                                   23,165,380
                                                                  -----------
   ENERGY -- 6.13%
      Chesapeake Energy Corp........................     109,000    4,272,800
      ConocoPhillips................................      73,000    6,445,900
      Halliburton Co................................     127,000    4,814,570
      Massey Energy Co..............................     138,000    4,933,500
      Occidental Petroleum Corp.....................      74,000    5,697,260
      St. Mary Land & Exploration Co................     109,000    4,208,490
      Valero Energy Corp............................      65,000    4,551,950
                                                                  -----------
                                                                   34,924,470
                                                                  -----------
   FINANCIALS -- 3.77%
      Allstate Corp. (The)..........................     118,000    6,163,140
      American International Group, Inc.............      85,000    4,955,500
      Citigroup, Inc................................     143,000    4,209,920
      Goldman Sachs Group, Inc. (The)...............      12,000    2,580,600
      Reinsurance Group of America, Inc.............      68,000    3,568,640
                                                                  -----------
                                                                   21,477,800
                                                                  -----------
   HEALTH CARE -- 3.54%
      Bristol-Myers Squibb Co.......................     196,000    5,197,920
      Gilead Sciences, Inc./(b)/....................      86,000    3,956,860
      Merck & Co., Inc..............................     106,000    6,159,660
      UnitedHealth Group, Inc.......................      83,000    4,830,600
                                                                  -----------
                                                                   20,145,040
                                                                  -----------
   INDUSTRIALS -- 6.47%
      3M Co.........................................      17,000  $ 1,433,440
      AMR Corp./(b)/................................     171,000    2,399,130
      Boeing Co. (The)..............................      61,000    5,335,060
      Caterpillar, Inc..............................      75,000    5,442,000
      Continental Airlines, Inc. Class B/(b)(d)/....     141,000    3,137,250
      Foster Wheeler Ltd./(b)/......................      27,000    4,185,540
      General Electric Co...........................     145,000    5,375,150

                       See notes to financial statements

                                                         Number of
                                                          Shares       Value
                                                         ---------  ------------
   INDUSTRIALS (CONTINUED)
      L-3 Communications Holdings, Inc...............      43,000   $  4,555,420
      Union Pacific Corp.............................      40,000      5,024,800
                                                                    ------------
                                                                      36,887,790
                                                                    ------------
   INFORMATION TECHNOLOGY -- 7.80%
      Ciena Corp./(b)(d)/............................     112,000      3,820,320
      Cisco Systems, Inc./(b)/.......................     160,000      4,331,200
      Corning, Inc...................................     192,000      4,606,080
      Dell, Inc./(b)(d)/.............................     144,000      3,529,440
      EMC Corp./(b)/.................................     208,000      3,854,240
      Hewlett-Packard Co.............................      98,000      4,947,040
      International Business Machines Corp...........      51,000      5,513,100
      Microsoft Corp.................................     143,000      5,090,800
      National Semiconductor Corp....................     166,000      3,758,240
      QUALCOMM, Inc..................................     127,000      4,997,450
                                                                    ------------
                                                                      44,447,910
                                                                    ------------
   MATERIALS -- 3.35%
      Alcoa, Inc.....................................     151,000      5,519,050
      Dow Chemical Co. (The).........................      75,000      2,956,500
      Freeport-McMoRan Copper & Gold, Inc. (Indonesia)     55,000      5,634,200
      NuCor Corp.....................................      84,000      4,974,480
                                                                    ------------
                                                                      19,084,230
                                                                    ------------
   TELECOMMUNICATION SERVICES -- 2.15%
      AT&T, Inc./(e)/................................     146,000      6,067,760
      Verizon Communications, Inc./(e)/..............     142,000      6,203,980
                                                                    ------------
                                                                      12,271,740
                                                                    ------------
          Total Domestic Common Stocks (Identified Cost
            $193,381,700)...................................         223,386,310
                                                                    ------------
   FOREIGN COMMON STOCKS/(c)/                     1.46%
   ENERGY -- 0.65%
      Nabors Industries Ltd. (United States)/(b)(d)/.     136,000      3,725,040
                                                                    ------------
                                                                       3,725,040
                                                                    ------------
   INFORMATION TECHNOLOGY -- 0.81%
      Nokia Oyj Sponsored ADR (Finland)..............     120,000      4,606,800
                                                                    ------------
                                                                       4,606,800
                                                                    ------------
          Total Foreign Common Stocks (Identified Cost
            $6,545,878).....................................           8,331,840
                                                                    ------------

                       See notes to financial statements

                                                          Number of
                                                           Shares           Value
                                                         -----------  ------------
EXCHANGE TRADED FUNDS                            0.23%
   PowerShares Deutsche Bank Agriculture Fund/(b)/...         40,000  $  1,319,600
                                                                      ------------
       Total Exchange Traded Funds (Identified Cost $1,283,206)          1,319,600
                                                                      ------------
       Total Long Term Investments -- 88.05% (Identified Cost
         $462,510,131)........................................         501,594,673
                                                                      ------------
SHORT-TERM INVESTMENTS                          17.61%
MONEY MARKET MUTUAL FUNDS -- 6.17%
   State Street Navigator Prime Plus (4.88%
     seven-day effective yield)/(f)/...........           35,123,438    35,123,438
                                                                      ------------
                                                                        35,123,438
                                                                      ------------

                                                             Par
                                                           (000's)
                                                         -----------
COMMERCIAL PAPER/(g)/ -- 11.44%
   7-Eleven, Inc. 4.20%, 1/9/08......................    $    10,100    10,090,573
   Nestle S.A. 4.15%, 1/25/08........................          3,100     3,091,423
   Northern Illinois Gas Co. 4%, 1/2/08..............         27,000    26,997,000
   NSTAR Electric Co. 4.22%, 1/4/08..................         25,000    24,991,209
                                                                      ------------
                                                                        65,170,205
                                                                      ------------
       Total Short-Term Investments (Identified Cost
         $100,293,643)........................................         100,293,643
                                                                      ------------
       Total Investments (Identified Cost $562,803,774) --
         105.66%..............................................         601,888,316/(a)/
       Other Assets and Liabilities, net -- (4.91)%...........         (27,941,524)
       Securities Sold Short (Proceeds $6,690,525) -- (0.75)%.          (4,291,220)
                                                                      ------------
       Net Assets -- 100.00%..................................        $569,655,572
                                                                      ============

--------
 (a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $40,473,953 and gross depreciation of $6,892,281 for federal income tax purposes. At
     December 31, 2007, the aggregate cost of securities for federal income tax purposes was $568,306,644.
 (b) Non-income producing.
 (c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2F "Foreign security country determination" in the Notes to Financial Statements.
 (d) All or a portion of security is on loan.
 (e) Position, or a portion thereof, has been segregated as collateral for securities sold short.
 (f) Represents security purchased with cash collateral received for securities on loan.
 (g) The rate shown is the discount rate.
 (h) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

                       See notes to financial statements

                                                         Number of
                                                          Shares         Value
                                                         ---------  ----------
 DOMESTIC COMMON STOCKS SOLD SHORT               0.75%
 CONSUMER DISCRETIONARY -- 0.49%
    Starbucks Corp...................................     137,000   $2,804,390
                                                                    ----------
 INDUSTRIALS -- 0.26%
    YRC Worldwide, Inc...............................      87,000    1,486,830
                                                                    ----------
        Total Domestic Common Stocks Sold Short (Proceeds
          $6,690,525).......................................        $4,291,220/(i)/
                                                                    ==========


--------
 (i) Federal Tax Information: Net unrealized appreciation of securities sold short is comprised of gross appreciation of $2,399,305, and gross depreciation of $0 for federal income tax purposes. At December 31, 2007, the aggregate proceeds of securities sold short for federal income tax purposes was $6,690,525.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2007

ASSETS
   Investment securities at value, including $36,427,667 of securities on loan (Identified cost $562,803,774).................................................................... $601,888,316
   Cash....................................................................................       49,721
   Deposits with broker for securities sold short..........................................    4,253,320
   Receivables
     Dividends and interest................................................................    3,531,284
   Prepaid expenses........................................................................       51,133
                                                                                            ------------
       Total Assets........................................................................  609,773,774
                                                                                            ------------
LIABILITIES
 Payables
   Securities sold short at value, (Proceeds $6,690,525)...................................    4,291,220
   Upon return of securities loaned........................................................   35,123,438
   Investment advisory fee.................................................................      340,477
   Printing fee............................................................................      122,761
   Transfer agent fee......................................................................       76,571
   Professional fee........................................................................       59,219
   Administration fee......................................................................       31,616
   Trustees' fee...........................................................................       27,000
   Rights offering expense.................................................................       24,927
   Custodian fee...........................................................................        9,903
   Other accrued expenses..................................................................       11,070
                                                                                            ------------
       Total Liabilities...................................................................   40,118,202
                                                                                            ------------
NET ASSETS                                                                                  $569,655,572
                                                                                            ============
NET ASSET VALUE PER SHARE
   ($569,655,572 / 114,594,744)............................................................ $       4.97
                                                                                            ============

Net Assets Consist of:
   Capital paid in on shares of beneficial interest........................................ $531,892,829
   Undistributed net investment income.....................................................    1,322,246
   Accumulated net realized loss...........................................................   (5,043,350)
   Net unrealized appreciation on investments..............................................   39,084,542
   Net unrealized appreciation on short sales..............................................    2,399,305
                                                                                            ------------
Net Assets                                                                                  $569,655,572
                                                                                            ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                         Year Ended December 31, 2007

INVESTMENT INCOME
   Income
       Interest.................................................................. $14,092,542
       Dividends (net of foreign taxes withheld of $62,459)......................   3,859,957
       Security lending..........................................................     183,647
                                                                                  -----------
              Total Investment Income............................................  18,136,146
                                                                                  -----------
   Expenses
       Investment advisory fees..................................................   3,711,846
       Transfer agent fees.......................................................     222,312
       Administration fees.......................................................     344,672
       Printing and postage fees.................................................     168,960
       Registration fees.........................................................     153,424
       Directors' fees and expenses..............................................     144,432
       Professional fees.........................................................     114,362
       Custodian fees............................................................      53,924
       Miscellaneous.............................................................     214,306
                                                                                  -----------
              Total Expenses.....................................................   5,128,238
          Less custodian fees paid indirectly....................................     (16,119)
                                                                                  -----------
              Net Expenses.......................................................   5,112,119
                                                                                  -----------
                 Net Investment Income...........................................  13,024,027
                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments...............................................................  15,702,500
       Short Sales...............................................................   1,182,877
   Net change in unrealized appreciation (depreciation) on:
       Investments...............................................................   8,169,539
       Short Sales...............................................................   2,399,305
                                                                                  -----------
          Net realized and unrealized gain (loss)................................  27,454,221
                                                                                  -----------
          Net increase (decrease) in net assets resulting from operations........ $40,478,248
                                                                                  ===========

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year Ended        Year Ended
                                                                       December 31, 2007 December 31, 2006
                                                                       ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income (loss)...................................   $ 13,024,027      $ 11,769,820
       Net realized gain (loss).......................................     16,885,377         7,995,826
       Net change in unrealized appreciation (depreciation)...........     10,568,844        12,741,784
                                                                         ------------      ------------
          Net increase (decrease) in net assets resulting from
            operations................................................     40,478,248        32,507,430
                                                                         ------------      ------------
   Dividends and distributions to shareholders from
       Net investment income..........................................    (15,001,480)      (13,904,716)
       Net realized short-term gains..................................    (15,864,004)       (6,710,032)
       Tax return of capital..........................................    (22,280,924)      (27,261,412)
                                                                         ------------      ------------
          Total dividends and distributions to shareholders...........    (53,146,408)      (47,876,160)
                                                                         ------------      ------------
   Capital share transactions
       Net asset value of shares issued to shareholders in
         reinvestment of distributions resulting in issuance of
         common stock.................................................      2,892,063         2,187,568
       Net proceeds from the sales of shares during rights
         offering (net of expenses of $650,000).......................    102,586,107                --
                                                                         ------------      ------------
          Net increase in net assets derived from capital
            share transactions........................................    105,478,170         2,187,568
                                                                         ------------      ------------
          Net increase (decrease) in net assets.......................     92,810,010       (13,181,162)
NET ASSETS
   Beginning of period................................................    476,845,562       490,026,724
                                                                         ------------      ------------
   End of period (including undistributed net investment
     income of $1,322,246 and $1,093,308, respectively)...............   $569,655,572      $476,845,562
                                                                         ============      ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

         (Selected data for a share outstanding throughout each year)

                                                                                   Year Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2007         2006       2005      2004       2003
                                                                  --------        --------  --------   --------  --------
Per Share Data
Net asset value, beginning of period............................. $   5.11        $   5.28  $   5.62   $   5.70  $   5.81
                                                                  --------        --------  --------   --------  --------
Income from Investment Operations
Net investment income (loss)/(3)/................................     0.12            0.13      0.12       0.12      0.09
Net realized and unrealized gains (losses).......................     0.26            0.22      0.08       0.18      0.27
                                                                  --------        --------  --------   --------  --------
Total from investment operations.................................     0.38            0.35      0.20       0.30      0.36
                                                                  --------        --------  --------   --------  --------
Dividends and Distributions
Dividends from net investment income.............................    (0.14)          (0.15)    (0.15)     (0.14)    (0.12)
Distributions from net realized gains............................    (0.15)          (0.07)    (0.15)     (0.09)       --
Tax return of capital............................................    (0.21)          (0.30)    (0.24)     (0.11)    (0.35)
Dilutive effect of common stock distributions....................       --              --        --      (0.04)       --
                                                                  --------        --------  --------   --------  --------
Total dividends and distributions................................    (0.50)          (0.52)    (0.54)     (0.38)    (0.47)
                                                                  --------        --------  --------   --------  --------
Dilutive effect on net assets as a result of rights offering/(4)/    (0.02)             --        --         --        --
                                                                  --------        --------  --------   --------  --------
Change in net asset value........................................    (0.14)          (0.17)    (0.34)     (0.08)    (0.11)
                                                                  --------        --------  --------   --------  --------
   Net asset value, end of period................................ $   4.97        $   5.11  $   5.28   $   5.62  $   5.70
                                                                  ========        ========  ========   ========  ========
   Market value, end of period/(1)/.............................. $   4.53        $   5.89  $   4.70   $   5.35  $   5.01
                                                                  ========        ========  ========   ========  ========
Total investment return/(2)/.....................................   (14.99)%/(5)/    39.23%    (2.54)%    14.89%    (0.40)%
                                                                  ========        ========  ========   ========  ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands)......................... $569,656        $476,846  $490,027   $522,101  $525,687
Ratio of expenses to average net assets (excluding dividends on
 short sales)....................................................     0.96%           1.00%     1.06%      1.28%     1.03%
Ratio of expenses to average net assets (including dividends on
 short sales)....................................................     0.96%           1.01%     1.10%      1.31%     1.06%
Ratio of net investment income to average net assets.............     2.46%           2.47%     2.18%      2.13%     1.66%
Portfolio turnover rate..........................................     36.0%           21.7%     74.6%      75.8%     94.1%

--------
(1)Closing Price -- New York Stock Exchange.
(2)Total investment return is calculated assuming a purchase of a share of the Fund's common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)Computed using average shares outstanding.
(4)Shares were sold at a 5% discount from a 5-day average market price from 5/14/07 to 5/18/07.
(5)Total investment return includes the dilutive effect of the rights offering. Without this effect, the total investment return would have been (13.82)%.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2007

NOTE 1 -- ORGANIZATION

   The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund's objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures. The Fund will be adopting SFAS 157 effective with the 3/31/08 reporting of the financial statements.

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Income Taxes:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

   In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amount of any unrecognized tax benefits significantly increasing or decreasing for the Fund.

  D. Dividends and Distributions to Shareholders:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. As of December 31, 2007, the Fund increased undistributed net investment income by $24,406,695, decreased the accumulated net realized loss by $15,782,474, and decreased capital paid in on shares of beneficial interest by $40,189,170.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments and Securities Sold Short) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

   The Fund has $4,861,360 of capital loss carryovers, $86,434 expiring in 2010 and $4,774,926 expiring in 2011, which may be used to offset future capital gains. The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers. For the fiscal year (the "period") ended December 31, 2007, the Fund utilized losses deferred in prior years of $16,820,078.

   In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

  E. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  F. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments and Securities Sold Short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  G. Short Sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. At December 31, 2007, the value of securities sold short amounted to $4,291,220 against which collateral of $24,064,700 was held. The collateral includes the deposits with the broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

  H. Security Lending:

   The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies, sovereign debt of foreign countries and/or irrevocable letters of credit issued by banks. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded an income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

   At December 31, 2007, the Fund had securities valued at $36,427,667 on loan. For collateral the Fund received cash collateral of $35,123,438 and non-cash collateral of $2,193,126.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) for the period ended December 31, 2007, were as follows:

                   Purchases...................... $198,096,333
                   Sales..........................  155,568,696
                   Short sales....................    5,586,581
                   Purchases to cover short sales.    6,769,458

   Purchases and sales of long-term U.S. Government and agency securities for the period ended December 31, 2007, were as follows:

                    Purchases...................... $        --
                    Sales..........................  23,022,188

NOTE 4 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund's portfolio. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis to 0.70% of the Fund's average daily net assets. During the period ended December 31, 2007, the Fund incurred advisory fees of $3,711,846.

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's fees are paid by the Adviser.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly owned subsidiary of PNX, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement. The Administrator receives a fee for financial reporting, tax services, and oversight of the subagent's performance at a rate of 0.065% of the Fund's average daily net assets. During the period ended December 31, 2007, the Fund incurred Administration fees of $344,672.

   c) Directors Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 5 -- INDEMNIFICATIONS

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 6 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At December 31, 2007, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 114,594,744 shares are outstanding.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the year ended December 31, 2007 and the year ended December 31, 2006, 552,046 and 421,068 shares, respectively, were issued pursuant to the Plan.

   In a non-transferable rights offering ended May 18, 2007, shareholders exercised rights to purchase 20,730,142 shares of common stock at an offering price of $4.98 per share for proceeds, net of expenses of $102,586,107.

   On December 17, 2007, the Fund announced a distribution of $0.41 per share to shareholders of record on December 31, 2007. This distribution has an ex-dividend date of January 3, 2008, and is payable on January 10, 2008.

NOTE 7 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 8 --  REGULATORY EXAMS

   In February 2005, the NASD notified PNX that it was asserting violations of trade reporting rules by a subsidiary. PNX responded to the NASD allegations in May 2005. Thereafter, in January 2007, the NASD notified PNX that the matter is being referred for potential violations and possible action. On May 3, 2007, the NASD accepted a letter of acceptance, waiver and consent submitted by the PXP subsidiary to resolve this matter. Without admitting or denying the NASD's findings, in accordance with the terms of the letter the PXP subsidiary agreed to a censure, to pay a fine of $8,000 and to revise its supervisory procedures.

   The Company does not believe that the outcome of these matters will be material to these financial statements.

NOTE 9 -- THE ZWEIG TOTAL RETURN FUND YEAR END RESULTS

                                 Total Return
                                 on Net Asset Net Asset    NYSE      Premium
                                    Value       Value   Share Price (Discount)
                                 ------------ --------- ----------- ----------
  Year ended 12/31/2007.........      7.9%*     $4.97    $ 4.5300      (8.9%)
  Year ended 12/31/2006.........      7.3%       5.11      5.8900      15.3%
  Year ended 12/31/2005.........      4.5%       5.28      4.7000     (11.0%)
  Year ended 12/31/2004.........      6.1%       5.62      5.3500      (4.8%)
  Year ended 12/31/2003.........      7.1%       5.70      5.0100     (12.1%)
  Year ended 12/31/2002.........     (3.3%)      5.81      5.4900      (5.5%)
  Year ended 12/31/2001.........     (1.9%)      6.63      7.0500       6.3%
  Year ended 12/31/2000.........      5.7%       7.48      6.5700     (12.2%)
  Year ended 12/31/1999.........      3.9%       7.89      6.5000     (17.6%)
  Year ended 12/31/1998.........      8.8%       8.43      8.8750       5.3%
  Year ended 12/31/1997.........     14.6%       8.61      9.4375       9.6%
  Year ended 12/31/1996.........      6.3%       8.29      8.0000      (3.5%)
  Year ended 12/31/1995.........     17.7%       8.63      8.6250      (0.1%)
  Year ended 12/31/1994.........     (1.9%)      8.11      8.0000      (1.4%)
  Year ended 12/31/1993.........     10.7%       9.11     10.7500      18.0%
  Year ended 12/31/1992.........      2.1%       9.06     10.0000      10.4%
  Year ended 12/31/1991.........     20.1%       9.79     10.6250       8.5%
  Year ended 12/31/1990.........      4.2%       9.02      8.6250      (4.4%)
  Year ended 12/31/1989.........     14.9%       9.59      9.7500       1.7%
  Inception 9/30/1988-12/31/1988      1.1%       9.24      9.1250      (1.2%)

--------
* Total return on net asset value includes the dilutive effect of the rights offering.

NOTE 10 -- SUBSEQUENT EVENT

   On February 7, 2008, Phoenix Companies, Inc. ("PNX") announced that it intends to spin off its asset management subsidiary, Phoenix Investment Partners, Ltd. (PXP), to PNX's shareholders. As direct subsidiaries of PXP, Phoenix/Zweig Advisers LLC, the Adviser to the Fund and Phoenix Equity Planning Corporation, the Fund's Administrator, are also intended to be a part of the spin-off.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Zweig Total Return Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCooper LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2008

                           CERTIFICATION (Unaudited)

   In accordance with the requirements of the Sarbanes-Oxley Act, the Fund's CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required "Section 302" certifications with the SEC on Form N-CSR.

   In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

                          TAX INFORMATION (Unaudited)

   For the fiscal year ended December 31, 2007, for federal income tax purposes, 10.3% of the ordinary income dividends earned by the Fund qualify for the dividends received deduction for corporate shareholders.

   For the fiscal year ended December 31, 2007, the Fund hereby designates 10.7%, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders.

   The actual percentage for the calendar year will be designated in the year-end tax statements.

                                FUND MANAGEMENT

   Information pertaining to the Directors and officers of the Fund as of December 31, 2007 is set forth below. The address of each individual, unless otherwise noted, is c/o Phoenix/Zweig Advisers LLC, 900 Third Avenue, New York, NY 10022.

                            DISINTERESTED DIRECTORS

                                                Number of
                                               Portfolios
                                                 in Fund
                              Term of Office     Complex
Name (Age) Address and        and Length of    Overseen by                Principal Occupation(s)
Position(s) with Fund          Time Served      Director      During Past 5 Years and Other Directorships Held
----------------------       ----------------- ----------- ------------------------------------------------------
Charles H. Brunie........... Term: Until 2009.      2      Director, The Zweig Fund, Inc. (since 1998);
Brunie Associates            Served since:                 Chairman, Brunie Associates (investments) (since
600 Third Avenue, 17th Floor 1988.                         April 2001); Oppenheimer Capital (1969-2000);
New York, NY 10016                                         Chairman (1980-1990), Chairman Emeritus (1990-
YOB: 1930                                                  2000). Chairman Emeritus, Board of Trustees,
Director                                                   Manhattan Institute (since 1990); Trustee, Milton and
                                                           Rose D. Friedman Foundation for Vouchers (since
                                                           1999); Trustee, Hudson Institute (since 2002);
                                                           Chairman of the Board, American Spectator (since
                                                           2002); Chartered Financial Analyst (since 1969).

Wendy Luscombe.............. Term: Until 2008.      2      Director of The Zweig Fund, Inc. (since 2002); Co-lead
480 Churchtown Rd.           Served since:                 Independent Director of the Zweig Total Return Fund,
Craryville, NY 12521         2002.                         Inc. and of The Zweig Fund, Inc. (since 2006);
YOB: 1951                                                  Principal, WKL Associates, Inc. (Private Investor and
Director                                                   Consultant) (since 1994); Fellow, Royal Institution of
                                                           Chartered Surveyors; Member, Chartered Institute of
                                                           Arbitrators; Director, Endeavour Real Estate
                                                           Securities, Ltd. REIT Mutual Fund (2000-2005);
                                                           Director, PXRE, Group (reinsurance) (1994- 2007);
                                                           Member and Chairman of Management Oversight
                                                           Committee, Deutsche Bank Real Estate Opportunity
                                                           Fund 1A and 1B (since 2003); Trustee Acadia Realty
                                                           Trust (since 2004); Member of National Association of
                                                           Corporate Directors Teachers Facility (since 2007).

Alden C. Olson.............. Term: Until 2010.      2      Director of The Zweig Fund, Inc. (since 1996);
2711 Ramparte Path           Served since:                 Currently retired; Chartered Financial Analyst (since
Holt, MI 48842               1996.                         1964); Professor of Financial Management,
YOB: 1928                                                  Investments at Michigan State University
Director                                                   (1959 to 1990).

James B. Rogers, Jr......... Term: Until 2009.      2      Director of The Zweig Fund, Inc. (since 1986); Private
352 Riverside Dr.            Served since:                 investor (since 1980); Chairman, Beeland Interests
New York, NY 10025           1988.                         (Media and Investments) (since 1980); Regular
YOB: 1942                                                  Commentator on Fox News (since 2002); Author of
Director                                                   "Investment Biker: On the Road with Jim Rogers"
                                                           (1994), "Adventure Capitalist" (2003) and "Hot
                                                           Commodities" (2004); Director, Emerging Markets
                                                           Brewery Fund (1993-2002); Director, Levco Series
                                                           Trust.

                                           DISINTERESTED DIRECTORS

                                          Number of
                                         Portfolios
                                           in Fund
                        Term of Office     Complex
Name (Age) Address and  and Length of    Overseen by                 Principal Occupation(s)
Position(s) with Fund    Time Served      Director       During Past 5 Years and Other Directorships Held
---------------------- ----------------- ----------- --------------------------------------------------------
 R. Keith Walton...... Term: Until 2008.      2      Director of The Zweig Fund, Inc. (since 2004); Co-lead
 15 Claremont Avenue   Served since:                 Independent Director of the Zweig Total Return Fund,
 New York, NY 10027    2004.                         Inc. and of The Zweig Fund, Inc. (since 2006); Principal
 YOB: 1964                                           and Chief Administrative Officer, Global Infrastructure
 Director                                            Partners (since 2007); Director, Blue Crest Capital
                                                     Management Funds (since 2006); Executive Vice
                                                     President and the Secretary (1996-2007) of the
                                                     University at Columbia University; Director (since
                                                     2002), Member, Executive Committee (since 2002),
                                                     Chair, Audit Committee (since 2003), Apollo Theater
                                                     Foundation, Inc.; Director, Orchestra of St. Luke's
                                                     (since 2000); Vice President and Trustee, The Trinity
                                                     Episcopal School Corporation (since 2003); Member
                                                     (since 1997), Nominating and Governance Committee
                                                     Board of Directors (since 2004), Council on Foreign
                                                     Relations.

                              INTERESTED DIRECTOR


George R. Aylward............ Term: Until 2010. 2   Senior Executive Vice President and President, Asset
56 Prospect Street            Chairman of the       Management (since 2007), Senior Vice President and
Hartford, CT 06115            Board and             Chief Operating Officer, Asset Management
YOB: 1964                     President since       (2004-2007), Vice President (2001-2004), The Phoenix
President, Chairman and Chief December 2006.        Companies, Inc. Director and President (2006-present),
Executive Officer                                   Chief Operating Officer (2004-present), Executive Vice
                                                    President (2004-2006), Vice President, Finance, (2001-
                                                    2002), Phoenix Investment Partners, Ltd. Various senior
                                                    officer and directorship positions with Phoenix
                                                    affiliates. President (2006-present), Executive Vice
                                                    President (2004-2006), the Phoenix Funds Family.
                                                    Chairman, President and Chief Executive Officer, The
                                                    Zweig Fund Inc. and The Zweig Total Return Fund Inc.
                                                    (2006-present).

                                 OFFICERS WHO ARE NOT DIRECTORS

                         Position
                       with the Fund
Name, Address and      and Length of                     Principal Occupation(s)
Date of Birth           Time Served          During Past 5 Years and Other Directorships Held
-----------------  --------------------- --------------------------------------------------------
Carlton Neel...... Executive Vice        Executive Vice President of The Zweig Fund, Inc. (since
900 Third Avenue   President             2003); Senior Vice President and Portfolio Manager,
New York, NY 10022 since: 2003.          Phoenix/Zweig Advisers LLC (since 2003); Managing
YOB: 1967          Expires: Immediately  Director and Co-Founder, Shelter Rock Capital
                   following the 2008    Partners, LP (2002-2003); Senior Vice President and
                   Annual Meeting of     Portfolio Manager, Phoenix/Zweig Advisers LLC (1995-
                   Shareholders.         2002); Vice President, JP Morgan & Co. (1990-1995).

David Dickerson... Senior Vice President Senior Vice President of The Zweig Fund, Inc. (since
900 Third Avenue   since: 2003.          2003); Senior Vice President and Portfolio Manager,
New York, NY 10022 Expires: Immediately  Phoenix/Zweig Advisers LLC (since 2003); Managing
YOB: 1967          following the 2008    Director and Co-Founder, Shelter Rock Capital
                   Annual Meeting of     Partners, LP (2002-2003); Vice President and Portfolio
                   Shareholders.         Manager, Phoenix/Zweig Advisers LLC (1993-2002).

Marc Baltuch...... Vice President and    Vice President and Chief Compliance Officer of The
900 Third Avenue   Chief Compliance      Zweig Fund, Inc. (since 2004); Chief Compliance Officer
New York, NY 10022 Officer               of Phoenix/Zweig Advisers LLC (since 2004); President
YOB: 1945          since: 2004.          and Director of Watermark Securities, Inc. (since 1991);
                   Expires: Immediately  Secretary of Phoenix-Zweig Trust (1989-2003);
                   following the 2008    Secretary of Phoenix-Euclid Market Neutral Fund
                   Annual Meeting of     (1998-2002); Assistant Secretary of Gotham Advisors,
                   Shareholders.         Inc. (1990-2005); Chief Compliance Officer of the Zweig
                                         Companies (since 1989) and of the Phoenix Funds
                                         Complex (since 2004).

Kevin J. Carr..... Secretary and Chief   Secretary and Chief Legal Officer of The Zweig Fund,
One American Row   Legal Officer         Inc. (since 2005); Vice President and Counsel, Phoenix
Hartford, CT 06102 since: 2005.          Life Insurance Company (since 2005); Vice President,
YOB: 1954          Expires: Immediately  Counsel, Chief Legal Officer and Secretary, certain
                   following the 2008    Funds within Phoenix Fund Complex (since 2005);
                   Annual Meeting of     Compliance Officer of Investments and Counsel,
                   Shareholders.         Travelers Life and Annuity Company (January 2005-May
                                         2005); Assistant General Counsel, The Hartford
                                         Financial Services Group (1999-2005).

Moshe Luchins..... Vice President        Vice President of The Zweig Fund, Inc. (since 2004);
900 Third Avenue   since: 2004.          Associate Counsel (1996-2005), Associate General
New York, NY 10022 Expires: Immediately  Counsel (since 2006) of the Zweig Companies.
YOB: 1971          following the 2008
                   Annual Meeting of
                   Shareholders.

Nancy Curtiss..... Treasurer             Treasurer of The Zweig Fund, Inc. (since 2003); Vice
56 Prospect Street since: 2003.          President, Head of Operations, Phoenix Investment
Hartford, CT 06115 Expires: Immediately  Partners (since 2007); Vice President, Operations (2003-
YOB: 1952          following the 2008    2007); Vice President, Fund Accounting (1994-2003) and
                   Annual Meeting of     Treasurer (1996-2003). Phoenix Equity Planning
                   Shareholders.         Corporation. Treasurer, multiple funds in the Phoenix
                                         Fund Complex (1994-2006).

Jacqueline Porter. Vice President and    Vice President and Assistant Treasurer of The Zweig
56 Prospect Street Assistant Treasurer   Fund, Inc. (since 2006); Assistant Vice President, Fund
Hartford, CT 06115 since: 2006.          Administration and Tax (since 1995), Phoenix Equity
YOB: 1958          Expires: Immediately  Planning Corporation. Assistant Treasurer and Vice
                   following the 2008    President, multiple funds in Phoenix Fund Complex
                   Annual Meeting of     (since 1995).
                   Shareholders.

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2007, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular, fixed quarterly cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   Please note that the characterization of Fund distributions for federal income tax purposes is different from book accounting generally accepted accounting principles ("GAAP"). The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. It is only after December 31 that we will know the exact source of our distributions. Shareholders should use only the Form 1099-DIV that will be mailed by January 31, 2008 to determine the taxability of our distributions.

   The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at http://www.PhoenixFunds.com.
Section 19(a) notices are posted on the website at:
http://www.phoenixinvestments.com/phxinv/PublicSite.jsp?Target=/Individual/
Products/Closed_End_Funds/Zweig/ZTR_Fund.html.

OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022-4793

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP4133                                                                    Q4-07

      Annual Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      December 31, 2007

[LOGO]

Item 2. Code of Ethics.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

(a)(2)Wendy Luscombe has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert" effective December 12, 2007. Ms. Luscombe is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,600 for 2007 and $32,000 for 2006.

Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $1,000 for 2007 and $1,000 for 2006. This represents the review of the semi-annual financial statements.

Tax Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,600 for 2007 and $6,350 for 2006.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
         (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income tax returns.

All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $5,000 for 2007 and $0 for 2006.

(e)(1)Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     The Zweig Total Return Fund, Inc. (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund, financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

(e)(2)The percentage of services described in each of paragraphs (b) through
      (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

         (b) 100% for 2007 and 100% for 2006

         (c) 100% for 2007 and 100% for 2006

         (d) Not applicable for 2007 and not applicable for 2006

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $961,830 for 2007 and $892,561 for 2006.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

   The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. Audit Committee Members are:
   Charles H. Brunie, Wendy Luscombe, Prof. Alden C. Olson, James B. Rogers and
   R. Keith Walton.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

                              THE ZWEIG FUND, INC

                       THE ZWEIG TOTAL RETURN FUND, INC

               STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I Definitions. As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

    A.   "Adviser" refers to Phoenix/Zweig Advisers LLC.

    B. "Corporate Governance Matters" refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

    C. "Delegate" refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by the Adviser to vote proxies on behalf of such delegated entity.

    D. "Fund" shall individually and collectively mean and refer to The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., and each of them.

    E. "Management Matters" refers to stock option plans and other management compensation issues.

    F. "Portfolio Holding" refers to any company or entity whose securities is held within the investment portfolio(s) of one or more of the Fund as of the date a proxy is solicited.

    G. "Proxy Contests" refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

    H.   "Social Issues" refers to social and environmental issues.

    I. "Takeover" refers to "hostile" or "friendly" efforts to effect radical change in the voting control of the board of directors of a company.

II. General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III.Factors to consider when voting.

    A. A Delegate may abstain from voting when it concludes that the effect on shareholders' economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

    B. In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

    C. In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

    D. In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer's state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or "conditioned" proxy proposals.

    E. In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

    F. In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

    G. A Delegate shall generally vote against shareholder social matters proposals.

IV  Delegation.

    A. In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

    B. The Adviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

    C. With regard to each Series for which there is a duly appointed Subadviser acting pursuant to an investment advisory agreement satisfying the requirements of Section 15(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, the Subadviser may, pursuant to delegated authority from the Adviser, vote proxies for Portfolio Holdings with regard to the Series or portion of the assets thereof for which the Subadviser is responsible. In such case, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Sections II, III and V of this Statement of Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures ("Subadviser Procedures") if the following two conditions are satisfied: (1) the Adviser must have approved the Subadviser Procedures based upon the Adviser's determination that the Subadviser Procedures are reasonably designed to further the best economic interests of the affected Fund shareholders, and (2) the Subadviser Procedures are reviewed and approved annually by the Board of Trustees. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Statement of Policy.

V.  Conflicts of Interest

    A. The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

    B. While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

    C. The Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund's shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

    D. In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI. Miscellaneous.

    A. A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available upon request.

    B. The Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. The Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

    C. The Adviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

    D. The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser, as the case may be. In performing its duties hereunder, the Adviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

This Statement of Policy shall be presented to the Board of Trustees annually for their amendment and/or approval.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

     Following are the names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager") and each Portfolio Manager's business experience during the past 5 years as of March 10, 2008: Carlton Neel and David Dickerson have served as Co-Portfolio Managers of The Zweig Total Return Fund, Inc., a closed-end fund managed by Phoenix/Zweig Advisers LLC (the "Fund") since April 1, 2003. Mr. Neel and Mr. Dickerson are Senior Vice Presidents of Phoenix/Zweig Advisers LLC ("PZA") and Euclid Advisors, LLC ("Euclid"), a subsidiary of PZA. Mr. Neel and Mr. Dickerson were previously employed by PZA and managed the Phoenix Market Neutral Fund from April 2000 through June 2002. Since April 1, 2003, they have served as Portfolio Managers for The Zweig Fund, Inc., a closed-end fund managed by PZA, and as Portfolio Managers for the Phoenix Small-Cap Value Fund and Phoenix Market Neutral Fund, two funds a Fund managed by Euclid. From April 1, 2003 to January 9, 2008, Messrs. Neil and Dickerson were portfolio managers of the Phoenix Market Neutral Fund, a fund also managed by Euclid. For the period from July 2002 until returning to PZA on April 1, 2003, Mr. Neel and
     Mr. Dickerson co-founded and managed a hedge fund.

     Mr. Neel previously served as Senior Portfolio Manager for a number of the former Phoenix-Zweig mutual funds from 1995 until July 2002.

     Mr. Dickerson began his investment career at the Zweig Companies in 1993.

(a)(2)Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

     Other Accounts Managed by Portfolio Manager(s) or Management Team Member

     The following information is provided as of the fiscal year ended December 31, 2007.

     Mr. Neel and Mr. Dickerson are responsible for the day-to-day management of other portfolios of other accounts, namely The Zweig Fund, Inc. and the Phoenix Small-Cap Value Fund and Phoenix Market Neutral Fund. For both
     Mr. Neel and Mr. Dickerson, the following are tables which provide the number of other accounts managed within the Type of Accounts and the Total Assets for each Type of Account. Also provided for each Type of Account is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

                                                                       No. of    Total Assets
                                                                      Accounts   in Accounts
                                                                        where       where
    Name of                                        Total              Advisory     Advisory
   Portfolio                                       No. of                Fee         Fee
  Manager or                Type of               Accounts  Total    is Based on is Based on
  Team Member               Accounts              Managed   Assets   Performance Performance
  -----------   --------------------------------- -------- --------- ----------- ------------

David Dickerson Registered Investment Companies:    3      732.5 mil    None         None

                Other Pooled Investment Vehicles:   None   None         None         None

                Other Accounts:                     None   None         None         None

Carlton Neel    Registered Investment Companies:    3      732.5 mil    None         None

                Other Pooled Investment Vehicles:   None   None         None         None

                Other Accounts:                     None   None         None         None

     Potential Conflicts of Interests

     There may be certain inherent conflicts of interest that arise in connection with the Mr. Neel's and Mr. Dickerson's management of each Fund's investments and the investments of any other accounts he manages. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees/Directors has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds' shareholders. The Advisers and Subadviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds' most recent fiscal year ended December 31, 2007. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by Mr. Neel and Mr. Dickerson since portfolio managers generally manage funds and other accounts having similar investment strategies.

(a)(3)Compensation Structure of Portfolio Manager(s) or Management Team Members

     For the most recently completed fiscal year ended December 31, 2007, following is a description of Mr. Neel's and Mr. Dickerson's compensation structure as portfolio managers of PZA and Euclid.

     Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and reduce tax implications.

     The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

     Finally, Portfolio Managers and investment professionals may also receive The Phoenix Companies, Inc. ("PNX") stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

     Following is a more detailed description of the compensation structure of the Fund's portfolio managers.

     Base Salary. Each Portfolio Manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

     Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

     (1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

     (2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

     (3) Fifteen percent of the target incentive is based on the portfolio manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

     The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

     Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

     Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

(a)(4)Disclosure of Securities Ownership

     For the most recently completed fiscal year ended December 31, 2007, beneficial ownership of shares of the Fund by Messrs. Dickerson and Neel are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

            Name of Portfolio Manager or   Dollar ($) Range of Fund
               Team Member                 Shares Beneficially Owned
            ----------------------------   -------------------------
            David Dickerson                   $ 10,001 - $50,000
            Carlton Neel                      $50,001 - $100,000

(b)  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

Item 11.Controls and Procedures.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
         Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Zweig Total Return Fund, Inc.

By (Signature and Title)* /s/ George R. Aylward
                          ---------------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ George R. Aylward
                          ---------------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date March 7, 2008

By (Signature and Title)* /s/ Nancy G. Curtiss
                          ---------------------------------
                          Nancy G. Curtiss, Treasurer
                          (principal financial officer)

Date March 7, 2008

* Print the name and title of each signing officer under his or her signature.